Exhibit 10.1

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (the “Agreement”) dated March 20, 2017 (the “Effective Date”), is entered into between Elevation Ministries (the “Client”) and Bang Holdings Corporation (the “Company”). The Client and Company are sometimes referred to collectively herein as the “Parties” and each individually as a “Party”.

WHEREAS, the Company is a digital advertising company that provides content and an influencer-based marketing network to the legal cannabis industry;

WHEREAS, the Company has agreed to provide to the Client the services as set forth herein; and

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows

1.            Engagement. Subject to the terms hereof, the Client hereby engages the Company to perform, among other things, social media management and content creation services (the “Services”), and the Client hereby accepts such engagement (the “Engagement”).

2.            Compensation. In exchange for the performance of the Services rendered and to be rendered during the Initial Term or a subsequent Renewal Term (as defined below in Section 3), the Client shall remit payment to the Company, as follows:

2.1           A fixed fee of Ten Thousand ($10,000) Dollars per month (the “Fixed Monthly Fee”); and

2.2           Compensation based on views and impressions calculated at a cost per thousand (“CPM”) of Ten ($10) Dollars, to be calculated and paid by the Client to the Company on a monthly basis, in addition to the Fixed Monthly fee, provided that the applicable CPM rate can be modified by the Company, at its sole discretion, every ninety (90) days to reflect prevailing market rates (the “Performance Based Compensation”).

All cash fees payable to the Company pursuant to this Section 2 shall be payable via wire transfer to an account designated by the Company.

3.            Term and Termination.

3.1           The term of this Agreement shall begin on April 1, 2017 and continue for a period of twenty four (24) months (the “Initial Term”). This Agreement may be renewed for additional twelve (12) month periods (each subsequent period a “Renewal Term”), upon the same terms as stated herein, at the sole discretion of the Client, by written notice of renewal provided by the Client to the Company prior to the expiration of the Initial Term.

3.2           Notwithstanding the terms as stated in Section 3.1 herein above, either Party hereto may terminate this Agreement for any reason upon thirty (30) business days’ prior written notice to the other party (the “Termination Notice”). Termination of this Agreement shall cause the Company to cease providing Services under this Agreement; however, termination for any reason whatsoever shall not decrease or eliminate the compensatory obligations of the Company as outlined in Section 2 of this Agreement.

3.3           Should the Company change ownership, be foreclosed on, or otherwise cease to operate for any reason at any point during the Initial Term or a subsequent Renewal Term, then, at the Client’s sole discretion, this Agreement shall be deemed null and void immediately upon the Company’s receipt of written notice thereof from the Client. Any Fixed Monthly Fee and/or Performance Based Compensation having accrued prior to the Company’s receipt of the written notice from the Client as required by this Section shall remain due and owing to the Company, but the Company shall not retain any rights to or expectation of receipt for any amounts remaining due under this Agreement that have not yet accrued or been earned by the Company prior to the Company’s receipt of the Client’s aforesaid written notice.

4.            Indemnity; Limitation of Liability. The Client shall indemnify the Company and its shareholders, directors, officers, attorneys, employees, and authorized agents (collectively, the “Indemnified Persons”) in accordance with the Company’s provision and rendering of the Services. The Client shall not and shall cause its affiliates and their respective directors, officers, managers, members, employees, shareholders and agents not to, initiate any action or proceeding against the Company or any other Indemnified Person in connection with this Agreement or the Services unless such action or proceeding is based solely upon the breach of this Agreement or the gross negligence or willful misconduct of the Company or any such Indemnified Person. The Company and the Indemnified Persons shall not be deemed agents or fiduciaries of the Client, and will not have the authority to legally bind the Client.

5.            Representations of the Parties. The Parties each hereby represent and warrant as follows: (i) they have all requisite power and authority to enter into this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary action on the part of Company and the Client; and, (iii) this Agreement has been duly executed and constitutes a legal, valid, and binding agreement, enforceable in accordance with its terms.

6.            Notices. All notices or other communications given or made under this Agreement shall be in writing. Notices or other communications shall be given personally or shall be sent by first class mail or by telefax (confirmed by first class mail) to any Party at the address set forth below such Party’s name on the signature pages hereto or such other address as it may have specified to the other parties in a written notice conforming to this Section. Any notice required to be given shall be deemed to have been given when actually received.

7.            Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THE INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE CONTROLLED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT MUST BE BROUGHT IN THE MIAMI-DADE COUNTY DISTRICT OF FLORIDA OR ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA LOCATED IN THE CITY OF MIAMI, AND, EACH PARTY: (I) ACCEPTS UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT, AND AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT; (II) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR THE STATE OF FLORIDA OTHER THAN FOR SUCH PURPOSE; AND (III) AGREES THAT PROCESS IN ANY SUCH ACTION, IN ADDITION TO ANY OTHER METHOD PERMITTED BY LAW, MAY BE SERVED UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS DESIGNATED BY SUCH PARTY HEREIN, AND SUCH SERVICE SHALL BE DEEMED EFFECTIVE AS IF PERSONAL SERVICE HAD BEEN MADE UPON IT WITHIN MIAMI_DADE COUNTY. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

8.            Further Documents. The parties hereby agree to take such further actions and execute and deliver to the other such further documents, as may be necessary or convenient from time to time to more effectively carry out the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.

9.            Assignment. This Agreement may not be assigned or transferred, in whole or in part, by the Company or by the Client without the prior written consent of the other party hereto.

10.          Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions, and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties hereto.

11.          Interpretation and Severability. In the event any provision of this Agreement, or any portion thereof, is determined by any court of competent jurisdiction to be unenforceable as written, such provision or portion thereof shall be interpreted so as to be enforceable. In the event any provision of this Agreement, or any portion thereof, is determined by any court of competent jurisdiction to be void, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void provision or portion thereof had been severed and deleted.

12.          Remedies Cumulative. Each right, power and remedy provided herein or now or thereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or now or hereafter existing at law, in equity, by statute or otherwise, and the exercise or beginning of the exercise by any party of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers and remedies.

13.          Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

14.          Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

15.          Execution in Counterparts. This Agreement may be executed in one or more counterparts with the effect as if the parties executing the several counterparts had all executed one counterpart, but in such event each such counterpart shall constitute an original and all of such counterparts shall constitute one and the same agreement.

16.          Amendments. Any amendment or supplement to this Agreement shall only be effective if in writing and if the same shall be consented to by all of the Parties hereto.

17.          Entire Agreement. This Agreement and all references herein contains the entire agreement and understanding of the Parties in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein.

18.          Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of its choice. This Agreement is the product of the work and efforts of all Parties, and shall be deemed to have been drafted by all Parties. In the event of a dispute, no Party hereto shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

19.          Best Efforts. The Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future.

[Intentionally Left Blank – Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

BANG HOLDINGS CORPORATION

By:	/s/ Steve Berke
Name:	Steve Berke
Title:	CEO

Address:	1400 NE Miami Gardens Drive, Ste 202, N. Miami Bch, FL 33179
Fax:

ELEVATION MINISTRIES

By:	/s/ Lee Molloy
Name:	Lee Molloy
Title:	Administrator

Address:	400 S. Logan Street, Denver, CO 80209
Fax: